CERTIFICATION

In connection with the Quarterly Report of INverso Corp. (the “Company”) on Form 10-Q for the period ending December 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Randall S. Goulding, Chief Executive Officer/President and sole Director of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  The information contained in the Report fairly presents, in all material respects the financial condition and results of the Company.

Date: February 12, 2009 /s/ Randall S. Goulding

Randall S. Goulding

Chief Executive Officer/President/Director